                                                                         (a)(15)

                                AMENDMENT NO. 14
                  TO AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

     THIS AMENDMENT NO. 14 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of November 9, 2006, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

     WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

     WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create one additional series of Interests of the Trust, and divide the shares of beneficial interest of the series into four separate classes to be known as follows:

SERIES                    CLASSES
------                    ----------------------------------------------------
ING International Value   ING International Value Opportunities Fund - Class A
Opportunities Fund        ING International Value Opportunities Fund - Class B
                          ING International Value Opportunities Fund - Class C
                          ING International Value Opportunities Fund - Class I

     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

     The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in the chart below under the heading "Classes":

SERIES                                        CLASSES
------                                        -----------------------------------------------------
ING Disciplined International SmallCap Fund   ING Disciplined International SmallCap Fund - Class A
                                              ING Disciplined International SmallCap Fund - Class B
                                              ING Disciplined International SmallCap Fund - Class C
                                              ING Disciplined International SmallCap Fund - Class I

SERIES                                        CLASSES
------                                        -----------------------------------------------
ING Diversified International Fund            ING Diversified International Fund - Class A
                                              ING Diversified International Fund - Class B
                                              ING Diversified International Fund - Class C
                                              ING Diversified International Fund - Class I
                                              ING Diversified International Fund - Class R

ING Emerging Countries Fund                   ING Emerging Countries Fund - Class A
                                              ING Emerging Countries Fund - Class B
                                              ING Emerging Countries Fund - Class C
                                              ING Emerging Countries Fund - Class I
                                              ING Emerging Countries Fund - Class M
                                              ING Emerging Countries Fund - Class Q

ING Emerging Markets Fixed Income Fund        ING Emerging Markets Fixed Income Fund - Class A
                                              ING Emerging Markets Fixed Income Fund - Class B
                                              ING Emerging Markets Fixed Income Fund - Class C
                                              ING Emerging Markets Fixed Income Fund - Class I

ING Foreign Fund                              ING Foreign Fund - Class A
                                              ING Foreign Fund - Class B
                                              ING Foreign Fund - Class C
                                              ING Foreign Fund - Class I
                                              ING Foreign Fund - Class Q

ING Global Bond Fund                          ING Global Bond Fund - Class A
                                              ING Global Bond Fund - Class B
                                              ING Global Bond Fund - Class C
                                              ING Global Bond Fund - Class I

ING Global Equity Dividend Fund               ING Global Equity Dividend Fund - Class A
                                              ING Global Equity Dividend Fund - Class B
                                              ING Global Equity Dividend Fund - Class C
                                              ING Global Equity Dividend Fund - Class O

ING Global Natural Resources Fund             ING Global Natural Resources Fund - Class A
                                              ING Global Natural Resources Fund - Class B
                                              ING Global Natural Resources Fund - Class C
                                              ING Global Natural Resources Fund - Class Q

ING Global Real Estate Fund                   ING Global Real Estate Fund - Class A
                                              ING Global Real Estate Fund - Class B

SERIES                                        CLASSES
------                                        ------------------------------------------------------
                                              ING Global Real Estate Fund - Class C
                                              ING Global Real Estate Fund - Class I
                                              ING Global Real Estate Fund - Class O

ING Global Value Choice Fund                  ING Global Value Choice Fund - Class A
                                              ING Global Value Choice Fund - Class B
                                              ING Global Value Choice Fund - Class C
                                              ING Global Value Choice Fund - Class I
                                              ING Global Value Choice Fund - Class Q

ING Greater China Fund                        ING Greater China Fund - Class A
                                              ING Greater China Fund - Class B
                                              ING Greater China Fund - Class C
                                              ING Greater China Fund - Class I

ING Index Plus International Equity Fund      ING Index Plus International Equity Fund - Class A
                                              ING Index Plus International Equity Fund - Class B
                                              ING Index Plus International Equity Fund - Class C
                                              ING Index Plus International Equity Fund - Class I

ING International Capital Appreciation Fund   ING International Capital Appreciation Fund - Class A
                                              ING International Capital Appreciation Fund - Class B
                                              ING International Capital Appreciation Fund - Class C
                                              ING International Capital Appreciation Fund - Class I

ING International Fund                        ING International Fund - Class A
                                              ING International Fund - Class B
                                              ING International Fund - Class C
                                              ING International Fund - Class I
                                              ING International Fund - Class Q

ING International Real Estate Fund            ING International Real Estate Fund - Class A
                                              ING International Real Estate Fund - Class B
                                              ING International Real Estate Fund - Class C
                                              ING International Real Estate Fund - Class I

ING International SmallCap Fund               ING International SmallCap Fund - Class A

SERIES                                        CLASSES
------                                        ----------------------------------------------------
                                              ING International SmallCap Fund - Class B
                                              ING International SmallCap Fund - Class C
                                              ING International SmallCap Fund - Class I
                                              ING International SmallCap Fund - Class Q

ING International Value Choice Fund           ING International Value Choice Fund - Class A
                                              ING International Value Choice Fund - Class B
                                              ING International Value Choice Fund - Class C
                                              ING International Value Choice Fund - Class I

ING International Value Opportunities Fund    ING International Value Opportunities Fund - Class A
                                              ING International Value Opportunities Fund - Class B
                                              ING International Value Opportunities Fund - Class C
                                              ING International Value Opportunities Fund - Class I

ING Russia Fund                               ING Russia Fund - Class A
                                              ING Russia Fund - Class B
                                              ING Russia Fund - Class C
                                              ING Russia Fund - Class Q"

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ John V. Boyer                       /s/ Jock Patton
-------------------------------------   ----------------------------------------
John V. Boyer, as Trustee               Jock Patton, as Trustee


/s/ Patricia W. Chadwick                /s/ Sheryl K. Pressler
-------------------------------------   ----------------------------------------
Patricia W. Chadwick, as Trustee        Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                   /s/ David W.C. Putnam
-------------------------------------   ----------------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein               /s/ John G. Turner
-------------------------------------   ----------------------------------------
R. Barbara Gitenstein, as Trustee       John G. Turner, as Trustee


/s/ Patrick W. Kenny                    /s/ Roger B. Vincent
-------------------------------------   ----------------------------------------
Patrick W. Kenny, as Trustee            Roger B. Vincent, as Trustee


/s/ Walter H. May
-------------------------------------
Walter H. May, as Trustee